UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Master Intermediate Income Trust

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Summary of dividend reinvestment plans	17

Trustee approval of management contract	19

Financial statements	23

Federal tax information	86

Shareholder meeting results	87

About the Trustees	88

Officers	90

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

November 10, 2016

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A multi-sector approach to fixed income

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

D. William Kohli
Co-Head of Fixed Income
Industry since 1988
At Putnam since 1994

Michael V. Salm
Co-Head of Fixed Income
Industry since 1989
At Putnam since 1997

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Industry since 1986
At Putnam since 1999

Michael J. Atkin
Portfolio Manager
Industry since 1988
At Putnam since 1997
(not pictured)

Diversified holdings across a wide range of security types and market sectors

INVESTMENT ALLOCATIONS BY SECURITY TYPE

Securitized	94.6%
Credit	36.2%
Government	9.0%
Equity	0.1%
Cash and net other assets	4.1%

INVESTMENT ALLOCATIONS BY SECTOR

Agency pass-through	32.9%
Commercial MBS	30.3%
High-yield corporate bonds	23.6%
Agency collateralized mortgage obligations	18.3%
Non-agency residential MBS	13.1%
Emerging-market bonds	12.7%
International Treasuries/agency securities	4.4%
Investment-grade corporate bonds	2.7%
Bank loans	1.8%
Equity investments	0.1%
Cash and net other assets	4.1%

2 Master Intermediate Income Trust

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See above and pages 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Master Intermediate Income Trust

Interview with your fund’s portfolio manager

Bill is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Michael V. Salm, and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the 12-month reporting period ended September 30, 2016?

After a positive start to the period — when prices rebounded from a volatile third quarter of 2015 — investors became increasingly risk averse. This general flight from risk bolstered the performance of U.S. Treasuries and other government securities, while bonds carrying credit risk experienced substantial volatility. Declining prices for oil and other commodities, along with mounting fears of an economic slowdown in China, hampered credit markets. Corporate credit spreads — the yield advantage credit-sensitive bonds offered over comparable-maturity Treasuries — rose significantly, as investors demanded greater compensation for risk that spread beyond the already punished energy and metals & mining sectors.

Market turbulence reached a peak on February 11, after which credit-sensitive bonds began to benefit from rising commodity prices, additional economic stimulus by China’s central bank, and improving U.S. economic data. The Federal Reserve backed away from

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Master Intermediate Income Trust

a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to increase and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Credit-sensitive bonds posted another positive month in September, aided by two monetary policy developments. The Fed decided not to raise its target for short-term interest rates and indicated an even slower path for future hikes. The Bank of Japan pegged its 10-year government bond rate at zero, reducing the risk of a destabilizing spike in global interest rates.

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. Treasuries and other government securities generally benefited from investor risk-aversion, particularly during the first half of the reporting period. In addition, securitized mortgage-backed bonds, an out-of-benchmark area of the market that had served the fund well over the long term, did not perform as well during the 12-month reporting period.

Looking at individual strategies, our interest-rate and yield-curve positioning in the United States was the primary detractor from performance. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — below zero. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve. This strategy was particularly detrimental during the first half of the period, when risk-averse sentiment fueled demand for the perceived safety of Treasuries, driving their prices higher and yields lower. Our positioning was also hurt by the fact that the yield curve generally flattened during the period.

Internationally, our interest-rate and yield-curve strategies further dampened performance, most notably in the May-to-July period. Uncertainty surrounding the outcome and potential impact of the Brexit vote fueled increased demand for the perceived safety of government debt during these months. As a result, interest rates declined and worked against our generally negative-duration positioning. Our holdings of Greek government bonds partially offset the overall adverse impact of our non-U.S. interest-rate strategy. Greece’s bonds performed particularly well in March and again in May, as the country achieved another milestone in securing its bailout funding from the International Monetary Fund.

Turning to the positive side, which holdings and strategies aided the fund’s results?

An allocation to high-yield bonds was a sizable contributor to performance. After sharply underperforming during the first half of the period, high-yield bonds rallied strongly from February 11 through period-end. The asset class was bolstered by an improving backdrop for commodities, resurgent demand for riskier asset classes, signs of stabilization in the global economy, and continued accommodation by central banks.

Master Intermediate Income Trust 7

Holdings of emerging-market [EM] debt were also among the fund’s leading contributors. EM debt and high-yield bonds were the top-performing fixed-income categories for the period, fueled by investor demand for higher-yielding assets amid an environment of low, and in some cases, negative yields globally.

Our investments in Venezuela were the most additive to fund performance. Bonds from this country rebounded strongly as oil prices rose and investor risk appetite strengthened during the period’s second half. Our positions in Argentina also performed well, boosted by the election of a new president who has emphasized market-friendly reforms, which helped facilitate an agreement between Argentina and its holdout creditors. Additionally, Argentina’s issuance of $16.5 billion in bonds in April — the country’s first bond issuance since 2001 — attracted intense investor interest. Elsewhere, securities in Russia and Brazil also meaningfully contributed.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], modestly aided results on a net basis. IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

How did your currency strategies affect performance?

On balance, active currency strategies moderately detracted for the period. Short positions in the Canadian dollar, the Japanese yen, and the Norwegian krone worked against our strategy, as each of these currencies appreciated versus the U.S. dollar. Tactical positioning in the euro in February and again in May also hampered results, as did long exposure to the

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

weakening Mexican peso during the period’s first half. On the positive side, a long position in the strengthening New Zealand dollar and short exposure to the Swedish krona helped offset some of our losses. A short position in the British pound sterling also proved beneficial in the wake of Brexit.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps both as a hedging tool and to help manage the portfolio’s sector exposure and inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

In our view, we think the Fed is likely to implement another rate increase in December. That said, with other major central banks on the opposite side of the Fed’s policy — cutting interest rates, in some cases into negative territory — we believe the Fed will have to proceed cautiously to avoid stoking too much U.S. dollar strength. In our view, sustained dollar strength could crimp U.S. GDP [gross domestic product] growth because it would make it more expensive for U.S. multinational firms to conduct business overseas, and would also make U.S. exports less competitive on world markets.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

How do you plan to position the fund in light of this outlook?

With global interest rates at or near historic lows at period-end, we expect to continue de-emphasizing interest-rate risk because we believe fixed-income investors are not getting compensated adequately for assuming this risk. At the same time, we recognize the ongoing potential for rates to stay low or temporarily fall even further as investors react to various economic or political developments. Consequently, in an effort to limit the impact of any short-term rate drops on the portfolio, we plan to keep the fund’s duration closer to zero than we have previously.

In terms of market sectors, we continue to have a constructive outlook for high-yield bonds. As of period-end, high-yield valuations were not as attractive as they were early in 2016, in our view. Yield spreads in the major high-yield market benchmarks had tightened considerably, and the median bond price had moved closer to par, or face value. As of September 30, the total 12-month default rate was 4.85%, but excluding the energy and metals & mining sectors, which accounted for the overwhelming majority of defaults, the default rate was only 0.49%. All told, although valuations were less compelling, we thought spreads remained fair on the heels of generally supportive fundamental conditions and a low level of defaults. What’s more, given the suppression of bond yields worldwide, high-yield bond income levels remained attractive, in our view.

We may look to marginally adjust the fund’s securitized holdings — residential and commercial mortgage-backed securities, and IO CMOs — with the goal of reducing market risk within those areas. Through fundamental research, we believe we may be able to find investment opportunities exhibiting defensive characteristics that offer reasonably attractive yields.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

10 Master Intermediate Income Trust

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Master Intermediate Income Trust 11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/16

	Annual average
	Life of fund		Annual		Annual		Annual
	(since 4/29/88)	10 years	average	5 years	average	3 years	average	1 year

NAV	6.13%	51.98%	4.27%	22.52%	4.15%	5.60%	1.83%	3.07%

Market price	6.04	64.74	5.12	20.80	3.85	10.09	3.26	5.08

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 9/30/16

	Annual average
	Life of fund		Annual		Annual		Annual
	(since 4/29/88)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
Government/Credit	6.63%	60.78%	4.86%	17.26%	3.24%	13.19%	4.22%	5.86%
Bond Index

Citigroup Non-U.S.
World Government	5.65	47.15	3.94	1.20	0.24	3.67	1.21	12.61
Bond Index

JPMorgan Global
High Yield Index*	—	113.16	7.86	49.38	8.36	16.54	5.23	13.10

Lipper Closed-end
General Bond Funds	7.16	109.54	7.28	52.78	8.50	22.32	6.84	9.48
category average†

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 36, 28, 22, 18, and 4 funds, respectively, in this Lipper category.

12 Master Intermediate Income Trust

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions

Number	12

Income	$0.312000

Capital gains	—

Total	$0.312000

Share value	NAV	Market price

9/30/15	$5.03	$4.51

9/30/16	4.86	4.42

Current dividend rate*	6.42%	7.06%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.)

14 Master Intermediate Income Trust

issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Master Intermediate Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Master Intermediate Income Trust 19

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for

20 Master Intermediate Income Trust

institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 28, 23 and 21 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was attributable largely to the fund’s interest-rate positioning.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach

Master Intermediate Income Trust 21

to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

22 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2016

24 Master Intermediate Income Trust

The fund’s portfolio 9/30/16

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (72.5%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 10/1/46	$2,000,000	$2,159,062

		2,159,062

U.S. Government Agency Mortgage Obligations (71.7%)

Federal National Mortgage Association Pass-Through Certificates

5.50%, TBA, 11/1/46	3,000,000	3,379,253

5.50%, TBA, 10/1/46	3,000,000	3,381,128

4.50%, TBA, 11/1/46	1,000,000	1,094,023

4.50%, TBA, 10/1/46	3,000,000	3,285,469

4.00%, TBA, 11/1/46	1,000,000	1,072,617

4.00%, TBA, 10/1/46	1,000,000	1,073,906

3.50%, TBA, 11/1/46	49,000,000	51,650,978

3.50%, TBA, 10/1/46	49,000,000	51,710,313

3.00%, TBA, 11/1/46	3,000,000	3,111,797

3.00%, TBA, 10/1/46	8,000,000	8,316,250

2.50%, TBA, 11/1/46	22,000,000	22,168,436

2.50%, TBA, 10/1/46	38,000,000	38,356,250

		188,600,420

Total U.S. government and agency mortgage obligations (cost $190,520,588)		$190,759,482

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)*	amount	Value

Agency collateralized mortgage obligations (16.6%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 23.683%, 4/15/37	$59,219	$99,937

IFB Ser. 2979, Class AS, 22.351%, 3/15/34	4,194	4,417

IFB Ser. 3072, Class SM, 21.874%, 11/15/35	96,429	152,788

IFB Ser. 3249, Class PS, 20.545%, 12/15/36	59,240	92,067

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,623,533	252,622

Ser. 4000, Class PI, IO, 4.50%, 1/15/42	883,854	128,512

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	3,948,968	409,705

Ser. 4462, IO, 4.00%, 4/15/45	1,481,177	225,761

Ser. 4425, IO, 4.00%, 1/15/45	4,900,223	524,275

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	3,129,105	457,632

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,256,667	321,735

Ser. 4062, Class DI, IO, 4.00%, 9/15/39	4,397,864	371,750

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	7,009,329	869,017

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	4,964,795	473,207

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	4,408,437	300,347

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	2,825,041	332,832

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	2,579,787	303,938

Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,361,400	168,272

Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,632,147	159,368

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	5,754,723	565,689

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,478,169	238,400

Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,633,507	117,983

FRB Ser. 57, Class 1AX, IO, 0.376%, 7/25/43	1,784,449	19,185

Ser. 3326, Class WF, zero %, 10/15/35	1,123	925

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	$90,101	$182,961

IFB Ser. 07-53, Class SP, 22.274%, 6/25/37	81,104	129,155

IFB Ser. 08-24, Class SP, 21.357%, 2/25/38	78,609	112,717

IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	63,982	90,911

IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	98,984	131,033

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,955,383	914,971

IFB Ser. 13-18, Class SB, IO, 5.625%, 10/25/41	1,387,513	148,603

Ser. 374, Class 6, IO, 5.50%, 8/25/36	144,170	30,331

Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	2,065,328	316,125

Ser. 378, Class 19, IO, 5.00%, 6/25/35	447,042	71,904

Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	2,411,113	424,959

Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	681,296	133,908

Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	4,559,543	506,073

Ser. 409, Class 81, IO, 4.50%, 11/25/40	2,213,229	304,184

Ser. 409, Class 82, IO, 4.50%, 11/25/40	2,386,277	325,727

Ser. 366, Class 22, IO, 4.50%, 10/25/35	111,161	4,918

Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	2,815,733	279,574

Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,752,322	263,602

Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,715,694	232,222

Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,351,101	179,750

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	1,211,021	122,493

Ser. 409, Class C16, IO, 4.00%, 11/25/40	1,606,674	202,187

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	2,444,643	187,749

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,255,909	199,507

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,947,781	168,288

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,062,171	142,145

FRB Ser. 03-W10, Class 1, IO, 0.624%, 6/25/43	328,953	4,189

Ser. 99-51, Class N, PO, zero %, 9/17/29	11,607	10,188

Federal National Mortgage Association Ser. 13-35, Class PN,
3.00%, 4/25/43 [i]	69,786	72,316

Government National Mortgage Association

IFB Ser. 13-129, Class SN, IO, 5.618%, 9/20/43	914,050	150,425

IFB Ser. 14-119, Class SA, IO, 5.068%, 8/20/44	4,180,236	653,162

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	1,269,617	199,914

Ser. 14-76, IO, 5.00%, 5/20/44	1,794,934	310,000

Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	4,301,603	434,311

Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	2,779,244	462,700

Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	2,432,026	427,978

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,280,327	225,444

Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	1,117,753	191,326

Ser. 12-146, IO, 5.00%, 12/20/42	1,124,907	191,628

Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	821,489	128,004

Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	745,772	51,761

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	541,733	20,195

Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	457,165	32,008

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	391,254	70,164

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,218,778	202,195

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,479,414	968,793

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	$2,825,994	$490,027

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	1,015,669	158,460

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,791,290	353,780

Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	2,467,322	311,993

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	2,503,955	425,672

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	3,476,039	463,565

Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	2,391,984	377,761

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	607,674	73,608

Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	287,100	9,462

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	145,758	15,128

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	2,317,012	343,289

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,194,744	332,012

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	2,425,350	360,540

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,481,436	226,584

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,073,064	220,107

Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	496,063	41,873

Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	1,541,135	113,304

Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	337,211	7,891

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	6,422,493	869,541

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,702,587	562,987

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	4,178,400	496,202

Ser. 15-40, IO, 4.00%, 3/20/45	2,996,798	591,655

Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	3,603,004	537,496

Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	1,257,036	177,789

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	5,843,676	600,029

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,074,496	147,690

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	978,605	139,387

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42 F	3,148,686	538,662

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	2,423,882	346,234

Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	2,418,436	380,181

Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	4,002,580	325,210

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	3,782,238	316,762

Ser. 13-76, IO, 3.50%, 5/20/43	4,233,272	429,296

Ser. 13-28, IO, 3.50%, 2/20/43	1,329,798	141,655

Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	2,057,235	203,481

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,885,999	284,531

Ser. 13-14, IO, 3.50%, 12/20/42	6,507,542	721,947

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	2,118,537	209,121

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	2,396,643	407,190

Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,819,397	502,704

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,476,722	273,659

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,865,339	549,248

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	2,744,784	240,169

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,488,717	303,138

Ser. 15-H20, Class CI, IO, 2.468%, 8/20/65	5,506,933	719,007

Ser. 16-H17, Class KI, IO, 2.466%, 7/20/66	3,376,416	457,984

Ser. 15-H15, Class BI, IO, 2.443%, 6/20/65	3,315,500	426,595

Ser. 15-H24, Class AI, IO, 2.395%, 9/20/65	4,916,925	626,416

Master Intermediate Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-H09, Class BI, IO, 2.212%, 4/20/66	$6,144,085	$773,915

Ser. 16-H16, Class EI, IO, 2.166%, 6/20/66	4,831,181	640,132

Ser. 16-H03, Class DI, IO, 2.04%, 12/20/65	5,186,205	540,195

Ser. 16-H03, Class AI, IO, 2.026%, 1/20/66	4,689,486	582,143

Ser. 16-H02, Class HI, IO, 1.847%, 1/20/66	6,356,904	723,416

Ser. 16-H10, Class AI, IO, 1.845%, 4/20/66	12,616,571	1,225,069

Ser. 15-H25, Class EI, IO, 1.828%, 10/20/65	4,768,597	515,008

Ser. 15-H20, Class AI, IO, 1.818%, 8/20/65	5,143,133	548,772

FRB Ser. 15-H08, Class CI, IO, 1.771%, 3/20/65	2,829,879	290,292

Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	7,247,280	811,695

Ser. 15-H23, Class BI, IO, 1.705%, 9/20/65	5,066,671	520,854

Ser. 16-H14, IO, 1.65%, 6/20/66	5,363,095	505,740

Ser. 13-H08, Class CI, IO, 1.65%, 2/20/63	5,235,032	384,251

Ser. 16-H06, Class CI, IO, 1.609%, 2/20/66	6,691,835	614,980

Ser. 14-H21, Class BI, IO, 1.523%, 10/20/64	7,529,664	587,314

Ser. 15-H26, Class CI, IO, 0.622%, 8/20/65	15,760,446	384,555

Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,161	2,768

		43,705,183

Commercial mortgage-backed securities (20.6%)

Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.695%, 7/10/46	775,899	764,768

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.497%, 2/10/51	68,221,953	191,895

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-5, Class D, 5.583%, 10/10/45	251,396	251,380

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	1,335,000	1,234,875

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	441,000	382,127

Ser. 05-PWR7, Class B, 5.214%, 2/11/41	636,381	632,562

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	401,000	402,243

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.565%, 3/11/39	850,000	811,410

FRB Ser. 06-PW14, Class XW, IO, 0.791%, 12/11/38	9,754,636	40,969

CD Mortgage Trust 144A

FRB Ser. 07-CD5, Class E, 6.32%, 11/15/44	507,000	492,020

FRB Ser. 07-CD5, Class XS, IO, 0.271%, 11/15/44	23,025,610	17,391

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class E, 5.885%, 12/15/47	409,000	416,143

FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	1,025,000	939,720

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 13-GC17, Class D, 5.26%, 11/10/46 F	600,000	532,342

FRB Ser. 12-GC8, Class D, 5.039%, 9/10/45	998,000	947,501

FRB Ser. 14-GC21, Class D, 4.996%, 5/10/47	807,000	674,249

FRB Ser. 13-GC11, Class E, 4.603%, 4/10/46	396,000	304,399

COBALT CMBS Commercial Mortgage Trust

FRB Ser. 07-C3, Class AJ, 5.954%, 5/15/46	1,221,000	1,203,435

Ser. 07-C2, Class AJFX, 5.568%, 4/15/47	364,000	364,000

28 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

COMM Mortgage Trust

FRB Ser. 07-C9, Class F, 6.007%, 12/10/49	$962,000	$950,130

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	2,321,000	2,227,464

COMM Mortgage Trust 144A

FRB Ser. 13-CR11, Class D, 5.337%, 10/10/46	121,000	116,463

FRB Ser. 13-CR9, Class D, 4.398%, 7/10/45	428,000	375,570

Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	320,538

Ser. 13-LC13, Class E, 3.719%, 8/10/46	574,000	452,863

Ser. 14-CR18, Class E, 3.60%, 7/15/47	592,000	364,063

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.822%, 12/15/39	7,063,969	38,145

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	601,688	270,760

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.943%, 4/15/50	992,000	844,440

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.632%, 6/10/48	2,680,293	2,699,323

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.487%, 3/10/44	1,052,477	1,035,637

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	79,282	79,527

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 1.052%, 12/10/41	3,869,600	49,326

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.557%, 2/10/46	407,000	377,777

FRB Ser. 13-GC10, Class E, 4.557%, 2/10/46	393,000	295,575

FRB Ser. 05-GG4, Class XC, IO, 0.825%, 7/10/39	2,161,679	3,243

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class E, 5.497%, 11/10/46	662,000	548,930

FRB Ser. 14-GC18, Class D, 5.11%, 1/10/47	1,954,000	1,659,136

Ser. 11-GC3, Class E, 5.00%, 3/10/44	577,000	579,815

FRB Ser. 14-GC26, Class D, 4.661%, 11/10/47	811,000	652,401

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class D, 4.974%, 2/15/47	990,000	860,508

FRB Ser. C14, Class D, 4.715%, 8/15/46	526,000	503,493

FRB Ser. 14-C18, Class E, 4.474%, 2/15/47	407,000	297,232

FRB Ser. 14-C25, Class D, 4.097%, 11/15/47	1,050,000	814,800

Ser. 14-C25, Class E, 3.332%, 11/15/47	788,000	457,413

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.285%, 2/12/51	964,500	963,536

FRB Ser. 06-LDP6, Class B, 5.844%, 4/15/43	64,000	64,000

Ser. 06-LDP8, Class B, 5.52s, 5/15/45	328,000	331,241

FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	375,000	374,400

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.385%, 2/12/51	488,000	391,278

FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51	534,000	469,920

FRB Ser. 11-C3, Class F, 5.801%, 2/15/46	410,000	423,202

Ser. 13-C13, Class E, 3.986%, 1/15/46	763,000	623,066

Ser. 13-C10, Class E, 3.50%, 12/15/47	943,000	690,559

Master Intermediate Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	$541,000	$403,532

FRB Ser. 07-CB20, Class X1, IO, 0.453%, 2/12/51	44,679,406	103,746

LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	209,056	212,528

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.758%, 3/15/39	1,837,000	1,802,556

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	1,219,000	623,811

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.79%, 9/15/39	2,916,332	29,899

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.40%, 4/20/48	443,000	390,708

Merrill Lynch Mortgage Trust

FRB Ser. 08-C1, Class AJ, 6.472%, 2/12/51	184,000	189,446

Ser. 06-C2, Class AJ, 5.802%, 8/12/43	90,771	90,998

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	34,195	1,286

FRB Ser. 07-C5, Class X, IO, 5.866%, 12/15/49	876,195	54,237

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485%, 7/12/46	327,556	323,396

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX,
5.147%, 12/12/49	388,000	387,573

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 14-C14, Class D, 4.992%, 2/15/47	1,100,000	984,060

Ser. 14-C17, Class D, 4.854%, 8/15/47	923,000	768,006

FRB Ser. 13-C11, Class F, 4.56%, 8/15/46	496,000	415,007

FRB Ser. 13-C10, Class E, 4.219%, 7/15/46	1,064,000	867,373

Ser. 14-C17, Class E, 3.50%, 8/15/47	723,000	427,599

Ser. 15-C24, Class D, 3.257%, 5/15/48	484,000	320,127

Ser. 14-C19, Class D, 3.25%, 12/15/47	550,000	422,997

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	1,100,000	1,098,084

FRB Ser. 06-HQ8, Class C, 5.591%, 3/12/44	550,000	550,000

FRB Ser. 06-HQ8, Class D, 5.591%, 3/12/44 F	823,000	609,500

Ser. 07-HQ11, Class C, 5.558%, 2/12/44 F	1,102,000	660,998

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	700,000	693,838

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
6.477%, 1/11/43	369,000	368,852

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7,
6.00%, 4/28/39	555,571	506,903

STRIPS CDO 144A IO Ser. 03-1A, Class N, 5.00%, 3/24/18
(Cayman Islands)	193,000	34,740

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	613,971	46,048

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 13-C6,
Class D, 4.491%, 4/10/46	379,000	352,773

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.315%, 6/15/45	1,920,000	1,442,304

Ser. 07-C30, Class AJ, 5.413%, 12/15/43 F	615,000	611,789

FRB Ser. 07-C34, IO, 0.449%, 5/15/46	13,362,685	26,725

30 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777s, 10/15/45	$462,000	$400,323

FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46	188,000	173,075

Ser. 14-LC18, Class D, 3.957%, 12/15/47	756,000	590,707

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 13-C17, Class D, 5.295%, 12/15/46	629,000	610,570

FRB Ser. 13-C16, Class D, 5.149%, 9/15/46	399,000	383,798

FRB Ser. 14-C19, Class E, 5.136%, 3/15/47	1,219,000	864,517

Ser. 12-C6, Class E, 5.00%, 4/15/45	534,000	440,817

Ser. 12-C7, Class F, 4.50%, 6/15/45	2,524,000	2,166,097

Ser. 14-C19, Class D, 4.234%, 3/15/47	681,000	555,947

Ser. 13-C12, Class E, 3.50%, 3/15/48	510,000	398,157

		54,214,650

Residential mortgage-backed securities (non-agency) (13.1%)

BCAP, LLC Trust 144A

FRB Ser. 11-RR3, Class 3A6, 2.608%, 11/27/36	1,190,886	774,076

FRB Ser. 15-RR5, Class 2A3, 1.559%, 1/26/46	620,000	463,437

FRB Ser. 12-RR5, Class 4A8, 0.694%, 6/26/35	196,775	183,201

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.45%, 4/25/34	337,759	334,291

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.356%, 9/25/34	43,061	25,960

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.825%,
7/25/25 (Bermuda) F	484,000	491,411

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 2.217%, 6/25/46	343,298	305,054

FRB Ser. 05-38, Class A1, 2.007%, 9/25/35	486,375	451,616

FRB Ser. 06-OA10, Class 1A1, 1.467%, 8/25/46	320,439	231,719

FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46	857,217	683,245

FRB Ser. 05-38, Class A3, 0.875%, 9/25/35	1,150,660	1,018,408

FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35	617,553	525,434

FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36	417,011	302,333

FRB Ser. 06-OA10, Class 4A1, 0.715%, 8/25/46	4,531,527	3,284,224

CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 3.151%, 9/28/36	2,000,000	1,770,446

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class B,
13.275%, 9/25/28	249,942	298,168

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.025%, 1/25/25	990,017	1,133,086

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.025%, 10/25/28	250,000	276,204

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.025%, 5/25/28	1,045,297	1,148,414

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.525%, 7/25/28	899,913	964,586

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.875%, 4/25/28	663,958	694,853

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.075%, 12/25/27	590,898	598,405

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.675%, 11/25/28	490,000	523,038

Master Intermediate Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (50.3%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
4.775%, 11/25/23	$570,000	$603,060

Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
4.374%, 3/25/29	415,000	415,000

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.275%, 10/25/28	300,000	371,027

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.775%, 9/25/28	1,030,000	1,262,363

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.275%, 10/25/28	570,000	669,765

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.275%, 8/25/28	800,000	957,121

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
11.275%, 1/25/29	465,000	507,692

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
10.775%, 1/25/29	1,020,000	1,110,057

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.425%, 10/25/28	1,790,000	1,956,548

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.225%, 4/25/28	2,379,000	2,572,259

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.075%, 4/25/28	100,000	107,809

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.525%, 7/25/25	1,316,000	1,399,289

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.525%, 7/25/25	720,000	775,405

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.075%, 2/25/25	391,249	407,799

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
4.775%, 1/25/29	520,000	533,260

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.525%, 5/25/25	64,000	66,889

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.525%, 5/25/25	130,000	135,023

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2,
0.705%, 5/25/36 F	754,950	374,984

MortgageIT Trust FRB Ser. 05-3, Class M2, 1.055%, 8/25/35	245,207	215,241

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.637%, 3/26/47	500,000	283,800

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.732%, 9/25/35	185,147	180,054

FRB Ser. 05-AR19, Class A1C3, 1.025%, 12/25/45	879,417	770,721

FRB Ser. 05-AR13, Class A1C3, 1.015%, 10/25/45	2,134,003	1,838,974

FRB Ser. 05-AR19, Class A1C4, 0.925%, 12/25/45	458,292	394,818

		34,390,567

Total mortgage-backed securities (cost $138,710,517)		$132,310,400

32 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.8%)*	amount	Value

Basic materials (3.2%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$159,000	$160,590

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	18,000	19,328

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	256,000	309,760

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	86,000	93,525

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	150,000	153,656

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	228,000	246,240

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	93,000	109,275

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	87,000	87,000

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	180,000	182,700

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	393,000	450,968

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	153,000	175,396

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	490,000	502,250

Cemex SAB de CV 144A company guaranty sr. notes 6.50%,
12/10/19 (Mexico)	200,000	212,000

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	200,000	195,000

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	104,000	98,150

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	305,000	311,863

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	83,000	84,660

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	238,000	210,630

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	34,000	31,450

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	93,000	95,558

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	150,000	155,438

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	16,000	14,560

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	280,000	319,886

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	228,000	228,570

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	112,000	116,480

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	178,000	185,565

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	140,000	154,000

Louisiana-Pacific Corp. 144A company guaranty sr. unsec. unsub.
notes 4.875%, 9/15/24	120,000	120,000

Master Intermediate Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Basic materials cont.

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	$262,000	$277,393

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	80,000	82,000

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	140,000	148,442

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	420,000	446,250

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	20,000	22,200

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	400,000	399,000

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	45,000	47,813

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	124,000	141,825

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	110,000	117,150

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	60,000	63,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	54,000	56,700

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	45,000	48,263

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	119,000	140,420

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	125,000	131,563

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	50,000	52,375

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	20,000	20,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	30,000	31,163

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	201,000	169,343

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	135,000	139,050

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	125,000	130,781

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	115,000	123,338

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	55,000	48,950

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	216,000	234,900

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	211,000

		8,308,542

Capital goods (2.1%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	485,000	509,250

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	218,000	246,885

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	120,000	119,400

34 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Capital goods cont.

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	$190,000	$190,950

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	280,000	297,500

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	185,000	190,550

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	255,000	258,825

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	70,000	73,850

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	105,000	108,675

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	67,000	68,005

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	235,000	262,025

Cortes NP Acquisition Corp. 144A sr. unsec. notes 9.25%, 10/15/24	75,000	75,000

DH Services Luxembourg Sarl 144A company guaranty sr. unsec.
sub. notes 7.75%, 12/15/20 (Luxembourg)	105,000	109,463

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	364,000	344,890

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	234,000	242,190

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	235,000	269,075

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	270,000	266,625

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	235,000	242,931

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	95,000	99,394

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	402,000	423,105

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	144,000	154,440

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	58,000	59,305

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	345,000	375,188

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	45,000	47,700

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	150,000	157,875

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	235,000	246,750

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	150,000	159,057

		5,598,903

Communication services (4.0%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	200,000	204,750

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	280,000	298,550

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	150,000	157,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	198,000	206,910

Master Intermediate Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Communication services cont.

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	$105,000	$109,463

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	249,000	265,185

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	49,000	51,940

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	360,000	375,750

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	152,000	158,080

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	40,000	42,300

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	210,000	209,477

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	165,000	165,000

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	85,000	94,775

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	229,000	217,550

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	120,000	126,900

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	340,000	391,850

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	176,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	132,000	130,350

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	238,000	244,545

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	151,000	157,606

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	197,000	208,820

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	63,000	67,961

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	80,000	76,900

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	50,000	46,688

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	117,000	88,335

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	6,345	6,361

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	13,000	4,355

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	57,000	19,238

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	60,000	62,700

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/21	65,000	67,438

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 1/15/24	75,000	78,141

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 8/15/22	205,000	214,225

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	40,000	41,912

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	200,000	198,500

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	600,000	610,500

36 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.		amount	Value

Communication services cont.

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		$105,000	$105,263

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		286,000	315,673

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		753,000	757,706

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		290,000	291,088

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		282,000	302,093

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		140,000	152,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		206,000	215,270

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		156,000	166,656

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		190,000	200,925

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	295,000	364,597

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5.625%, 4/15/23 (Germany)	EUR	84,000	99,880

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5.75%, 1/15/23 (Germany)	EUR	90,720	107,795

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 5.125%, 1/21/23 (Germany)	EUR	190,350	224,132

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$363,000	378,428

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	211,500	283,950

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$286,000	278,850

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		176,000	185,254

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	125,000	142,525

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$371,000	336,683

			10,485,198

Consumer cyclicals (4.9%)

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.875%, 2/15/22		110,000	113,850

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.75%, 6/15/25		105,000	106,050

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		164,000	171,585

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		225,000	204,750

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		98,000	54,390

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		150,000	162,375

Master Intermediate Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.		amount	Value

Consumer cyclicals cont.

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		$235,000	$243,225

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		120,000	121,236

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21		243,000	266,996

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		85,000	90,950

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21		100,000	103,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	73,800

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		25,000	25,125

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		136,000	134,470

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		362,000	376,933

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23		235,000	235,294

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24		95,000	93,100

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23		65,000	69,956

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		230,000	244,088

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)		200,000	205,750

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21		136,000	137,670

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		136,000	137,946

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		175,000	188,563

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		70,000	75,250

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	260,000	207,592

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$145,000	148,806

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24		30,000	30,600

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		357,000	375,296

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		288,000	227,880

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		122,000	127,338

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		173,000	188,570

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		31,000	31,074

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		120,000	117,000

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Consumer cyclicals cont.

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	$197,000	$227,289

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	85,000	94,988

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	55,000	57,269

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	140,000	147,000

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25	25,000	27,063

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	55,000	59,056

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	89,000	91,893

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	73,000	76,468

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	80,000	84,400

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	234,000	233,269

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	175,000	196,000

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	28,000	29,820

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	147,000	165,191

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	103,000	102,485

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	425,000	333,625

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	95,000	79,325

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	155,000	155,388

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	258,000	269,610

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	135,000	141,750

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	94,000	97,760

Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	129,000	136,986

Penn National Gaming, Inc. sr. unsec. sub. notes 5.875%, 11/1/21	222,000	229,215

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	192,000	199,200

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	57,000	56,858

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	124,000	124,620

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	180,000	189,000

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	180,000	181,125

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	134,000	136,178

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	195,000	200,363

Master Intermediate Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.		amount	Value

Consumer cyclicals cont.

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12.125%, 9/1/18		$240,000	$245,700

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		155,000	159,263

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		530,000	488,925

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20		50,000	38,500

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		150,000	158,625

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24		360,000	368,100

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24		117,000	124,313

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21		295,000	304,588

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25		105,000	113,400

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22		10,000	10,825

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25		45,000	48,150

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24		220,000	226,600

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21		20,000	21,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21		183,000	183,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21		326,000	336,595

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24		70,000	71,925

Tempur Sealy International, Inc. 144A company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26		80,000	82,400

Thomas Cook Finance PLC 144A company guaranty sr. unsec.
bonds 6.75%, 6/15/21 (United Kingdom)	EUR	250,000	286,513

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		$185,000	187,197

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8.50%, 5/15/21		44,000	45,540

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		101,000	102,010

			12,817,371

Consumer staples (1.5%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)		340,000	356,150

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		125,000	130,000

AMN Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/1/24		45,000	45,450

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22		455,000	478,319

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24		200,000	210,750

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		138,000	120,405

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		105,000	104,606

40 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Consumer staples cont.

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	$402,000	$425,115

Constellation Brands, Inc. company guaranty sr. unsec. notes
4.25%, 5/1/23	50,000	52,875

Constellation Brands, Inc. company guaranty sr. unsec. notes
3.75%, 5/1/21	255,000	268,706

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	90,000	103,388

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	145,000	154,063

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	67,000	69,094

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	130,000	137,475

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	130,000	135,850

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	34,000	34,721

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	95,000	96,663

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	86,000	88,580

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	140,000	144,900

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	240,000	244,800

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 6.25%, 8/1/24	73,000	75,373

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	240,000	259,001

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	40,520	21,070

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	195,000	221,569

		3,978,923

Energy (8.0%)

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	78,000	79,463

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	90,000	90,675

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	192,000	194,160

Archrock Partners LP/Archrock Partners Finance Corp. company
guaranty sr. unsec. notes 6.00%, 10/1/22	48,000	44,520

Archrock Partners LP/Archrock Partners Finance Corp. company
guaranty sr. unsec. notes 6.00%, 4/1/21	65,000	60,938

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	125,000	101,875

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	18,000	14,783

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	316,000	210,140

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	90,000	43,650

Master Intermediate Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Energy cont.

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	$187,000	$189,571

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	193,000	199,273

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	88,000	91,300

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	110,000	100,650

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	35,000	26,075

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	185,000	193,788

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	403,000	286,130

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	647,000	744,050

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	93,000	93,233

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	156,000	160,485

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	20,000	5,400

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	189,000	195,379

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	140,000	135,800

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	440,000	213,400

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	80,000	4

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	47,000	37,130

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	92,000	75,095

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	329,000	338,870

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	105,000	105,263

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	86,000	82,130

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	285,000	272,888

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	996,822

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,769

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	1,225,000	1,353,625

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	422,000	459,980

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,398,000	2,332,055

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)	625,000	618,125

42 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.		amount	Value

Energy cont.

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)		$1,045,000	$1,047,613

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)		727,000	305,267

Petroleos de Venezuela SA sr. unsec. notes 5.125%,
10/28/16 (Venezuela)		2,724,000	2,642,280

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)		1,535,000	1,729,178

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)		2,285,000	2,215,993

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23		84,000	76,440

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22		26,000	23,920

Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22		100,000	109,375

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24		315,000	339,019

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23		100,000	106,750

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27		120,000	123,000

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †		415,000	16,600

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †		166,000	59,760

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)		155,000	165,269

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F		20,000	2

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21		131,000	133,948

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24		91,000	85,540

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23		39,000	39,390

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22		235,000	235,000

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27		95,000	95,594

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25		45,000	45,056

Tervita Corp. 144A company guaranty sr. notes 9.00%,
11/15/18 (Canada)	CAD	46,000	33,309

Tervita Corp. 144A sr. notes 8.00%, 11/15/18 (Canada)		$55,000	54,450

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †		45,000	5,850

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †		30,000	6,600

Unit Corp. company guaranty sr. unsec. sub. notes 6.625%, 5/15/21		47,000	39,950

Whiting Petroleum Corp. company guaranty sr. unsec. sub. notes
6.50%, 10/1/18		120,000	118,200

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22		145,000	150,544

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub. notes
4.875%, 5/15/23		203,000	205,284

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23		48,000	51,600

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20		199,000	210,443

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22		204,000	203,618

			21,031,336

Master Intermediate Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Financials (4.3%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	$336,000	$327,600

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	565,000	642,688

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	95,000	99,394

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	80,385

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	137,000	144,304

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	65,000	66,381

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	110,000	116,600

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	135,000	144,281

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	130,000	138,125

CIT Group, Inc. 144A sr. unsec. notes 6.625%, 4/1/18	205,000	217,556

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	165,000	174,694

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	294,000	291,795

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	344,000	345,720

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	125,000	78,750

E*Trade Financial Corp. sr. unsec. unsub. notes 5.375%, 11/15/22	119,000	126,849

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	160,000	165,600

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	160,000	159,800

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	68,000	66,300

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	205,000	209,100

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	215,000	206,400

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	15,000	16,669

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	55,000	54,856

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	80,000	81,296

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	213,000	208,740

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	102,000	107,228

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	118,000	124,195

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	245,000	247,144

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	100,000	100,106

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)	2,750,000	2,943,182

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	325,000	358,313

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub. notes
4.95%, 2/7/17 (Russia)	500,000	504,982

44 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Financials cont.

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	$590,000	$604,013

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	105,000	107,231

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	185,000	180,144

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	70,000	52,150

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	156,000	162,240

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	199,000	201,985

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	979,000	1,037,810

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	200,000	213,500

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	91,000	92,479

		11,200,585

Health care (2.4%)

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21	195,000	201,338

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22	85,000	84,150

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	192,000	183,360

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	175,000	189,875

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	55,000	58,300

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	130,000	134,225

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	183,000	157,380

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	274,000	175,360

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	240,000	211,800

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	208,000	219,960

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	165,000	146,438

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	365,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	158,000	161,555

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	113,000	120,063

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	758,000	841,380

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	55,000	63,113

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	50,000	51,625

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	160,000	166,400

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	69,000	74,693

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	143,000	135,493

Master Intermediate Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Health care cont.

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	$70,000	$73,588

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	120,000	123,900

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	130,000	136,656

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	249,000	258,960

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	498,000	527,880

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	96,000	99,840

Tenet Healthcare Corp. company guaranty sr. bonds 4.50%, 4/1/21	35,000	35,219

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	98,000	97,510

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	170,000	170,867

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	355,000	379,850

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	231,000	244,283

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	23,000	21,563

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	160,000	137,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	179,000	154,388

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	35,000	31,238

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	72,675

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	149,000	137,825

		6,445,550

Technology (1.5%)

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	54,000	11,880

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	466,000	343,675

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5.75%, 4/15/23	161,000	169,654

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	226,000	240,973

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	258,000	283,761

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	195,000	208,934

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	200,000	211,500

First Data Corp. 144A notes 5.75%, 1/15/24	190,000	195,225

First Data Corp. 144A sr. notes 5.375%, 8/15/23	165,000	169,950

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	245,000	237,650

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	228,000	230,850

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	57,000	59,850

46 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.		amount	Value

Technology cont.

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		$185,000	$197,488

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R		75,000	79,125

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22		185,000	188,700

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23		39,000	43,319

NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec. notes
4.625%, 6/1/23 (Netherlands)		215,000	235,156

Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	200,000	233,949

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	265,000	312,545

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22		$217,000	235,174

			3,889,358

Transportation (0.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		205,000	198,338

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		385,000	388,850

			587,188

Utilities and power (1.7%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		665,000	684,950

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		70,000	70,700

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		135,000	154,913

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26		60,000	66,073

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		340,000	335,750

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22		45,000	47,138

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		35,000	36,969

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6.875%, 7/30/19 (Brazil)		350,000	368,379

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22		20,000	19,750

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19		428,000	438,700

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		10,000	9,820

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22		247,000	305,169

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †		138,850	170,785

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20		185,000	203,038

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		90,000	93,375

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20		142,000	105,790

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7.25%, 10/1/20		150,000	155,438

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22		45,000	46,800

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		267,000	279,015

Master Intermediate Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (33.8%)* cont.	amount	Value

Utilities and power cont.

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	$176,000	$172,480

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	122,000	124,135

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	85,000	89,713

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	170,000	187,455

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	120,000	123,887

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	199,000	200,493

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	90,000	27,450

		4,518,165

Total corporate bonds and notes (cost $88,354,319)		$88,861,119

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (8.8%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		$908,000	$1,022,711

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		420,000	447,300

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%, 1/1/17
(Brazil) (units)	BRL	2,850	890,498

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$2,110,000	2,358,113

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,399,000	1,622,840

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		1,067,000	1,120,350

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		265,000	298,178

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		225,000	230,344

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	230,000

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	768,500

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)		420,000	399,134

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	2,157,000	2,366,656

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	43,000	43,899

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	680,000	510,286

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	947,000	747,168

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	7,113,992	5,813,766

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,140,000	1,800,379

48 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (8.8%)* cont.	amount	Value

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	$200,000	$223,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	560,000	578,200

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)	200,000	215,504

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	750,000	1,350,000

Ukraine (Government of) 144A unsec. notes 7.75%,
9/1/27 (Ukraine)	168,000	157,954

Total foreign government and agency bonds and notes (cost $24,034,811)		$23,195,280

	Principal
SENIOR LOANS (1.8%)* [c]	amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	$233,176	$227,736

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	139,000	137,923

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	136,799	103,369

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	220,457	161,692

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	501,414	547,168

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	394,150	388,607

Cortes NP Acquistion Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	50,000	48,500

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	36,915	36,961

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	117,300	117,104

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	40,000	39,200

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	90,436	88,983

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	207,607	173,871

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.274%, 1/30/19	323,000	247,230

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	158,388	159,229

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	103,950	104,470

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 6.00%, 1/6/22	270,000	271,730

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20	129,321	119,687

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	163,763	163,814

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	188,918	174,210

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	78,200	76,538

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	149,250	150,432

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	185,000	185,396

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 2/5/23	145,000	145,379

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	339,000	331,373

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	59,961	55,564

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	118,001	115,051

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	496,516	144,067

Master Intermediate Income Trust 49

	Principal
SENIOR LOANS (1.8%)* [c] cont.	amount	Value

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	$5,096	$1,479

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	101,331	101,261

Total senior loans (cost $5,126,774)		$4,618,024

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$3,987,800	$6,061

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	3,987,800	1,117

Goldman Sachs International
1.515/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.515	23,666,300	257,489

(1.9975)/3 month USD-LIBOR-BBA/Dec-46	Dec-16/1.9975	11,403,300	161,243

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	45,613,200	63,402

JPMorgan Chase Bank N.A.
(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639	20,727,800	81,253

Total purchased swap options outstanding (cost $1,190,296)			$570,565

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.1%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Call)	Oct-16/$100.89	$11,000,000	$25,080

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Call)	Oct-16/100.97	4,000,000	7,400

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Oct-16/103.77	61,000,000	161,040

Total purchased options outstanding (cost $251,094)			$193,520

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3.00%, 11/15/16 R	$100,000	$100,750

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18	69,000	65,291

Total convertible bonds and notes (cost $156,274)		$166,041

COMMON STOCKS (0.1%)*	Shares	Value

Halcon Resources Corp. †	11,307	$106,060

Lone Pine Resources, Inc. Class A (Canada) † F	9,978	100

Milagro Oil & Gas, Inc. (Units) F	73	46,052

Prairie Provident Resources, Inc. (Canada) †	4,658	3,124

Seventy Seven Energy, Inc. †	31	584

Tribune Media Co. Class 1C F	40,066	10,017

Total common stocks (cost $218,409)		$165,937

50 Master Intermediate Income Trust

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	3,071	$7,033

Seventy Seven Energy, Inc.	8/1/21	23.82	172	404

Total warrants (cost $688)				$7,437

	Principal amount/
SHORT-TERM INVESTMENTS (6.3%)*		shares	Value

Putnam Short Term Investment Fund 0.51% L	Shares	9,455,363	$9,455,363

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P		160,000	160,000

U.S. Treasury Bills 0.286%, 12/1/16 §		$310,000	309,908

U.S. Treasury Bills 0.294%, 11/25/16 ∆ §		1,802,000	1,801,560

U.S. Treasury Bills 0.256%, 11/17/16 ∆ §		678,000	677,852

U.S. Treasury Bills 0.291%, 11/10/16 # ∆ §		3,816,000	3,815,206

U.S. Treasury Bills 0.236%, 10/20/16 ∆ §		237,000	236,985

Total short-term investments (cost $16,455,953)			$16,456,874

TOTAL INVESTMENTS

Total investments (cost $465,019,723)	$457,304,679

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Master Intermediate Income Trust 51

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $263,234,018.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $133,756,763 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

52 Master Intermediate Income Trust

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.9%	Mexico	1.0%

Greece	2.5	Canada	0.8

Brazil	1.7	Venezuela	0.6

Russia	1.6	Other	2.6

Argentina	1.3	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $150,974,594)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	10/19/16	$2,103,168	$2,004,834	$98,334

	British Pound	Sell	12/21/16	1,143,493	1,170,636	27,143

	Canadian Dollar	Buy	10/19/16	166,034	166,308	(274)

	Canadian Dollar	Sell	10/19/16	166,034	167,991	1,957

	Euro	Buy	12/21/16	1,217,151	1,212,565	4,586

	Hong Kong Dollar	Sell	11/16/16	1,310,360	1,310,489	129

	Japanese Yen	Buy	11/16/16	1,079,090	1,085,372	(6,282)

	Mexican Peso	Buy	10/19/16	1,250,761	1,300,564	(49,803)

	Mexican Peso	Sell	10/19/16	1,250,761	1,292,181	41,420

	New Zealand Dollar	Sell	10/19/16	188,401	209,298	20,897

	Norwegian Krone	Sell	12/21/16	1,277,686	1,240,202	(37,484)

	Swedish Krona	Sell	12/21/16	1,545,303	1,553,916	8,613

Barclays Bank PLC

	Australian Dollar	Buy	10/19/16	1,488,849	1,441,151	47,698

	British Pound	Sell	12/21/16	1,085,072	1,109,708	24,636

	Canadian Dollar	Buy	10/19/16	2,729,795	2,761,970	(32,175)

	Canadian Dollar	Sell	10/19/16	2,729,795	2,749,560	19,765

	Euro	Buy	12/21/16	767,314	767,788	(474)

	Japanese Yen	Sell	11/16/16	598,313	570,977	(27,336)

	New Zealand Dollar	Buy	10/19/16	680,181	678,799	1,382

	New Zealand Dollar	Sell	10/19/16	680,181	665,460	(14,721)

	Swiss Franc	Buy	12/21/16	8,274	8,445	(171)

Citibank, N.A.

	Australian Dollar	Buy	10/19/16	1,332,229	1,293,355	38,874

	Brazilian Real	Sell	1/3/17	868,806	866,931	(1,875)

	British Pound	Sell	12/21/16	144,495	147,743	3,248

	Canadian Dollar	Buy	10/19/16	1,631,900	1,635,634	(3,734)

	Canadian Dollar	Sell	10/19/16	1,631,900	1,654,527	22,627

	Euro	Buy	12/21/16	985,017	983,211	1,806

	Mexican Peso	Buy	10/19/16	78,688	82,438	(3,750)

	New Zealand Dollar	Buy	10/19/16	146,995	97,223	49,772

	South African Rand	Buy	10/19/16	1,362,869	1,245,589	117,280

	South African Rand	Sell	10/19/16	1,362,869	1,318,913	(43,956)

	Swedish Krona	Sell	12/21/16	1,310,905	1,309,693	(1,212)

Master Intermediate Income Trust 53

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $150,974,594) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Australian Dollar	Buy	10/19/16	$1,332,612	$1,301,912	$30,700

	Australian Dollar	Sell	10/19/16	1,332,612	1,334,497	1,885

	Canadian Dollar	Sell	10/19/16	3,127,040	3,169,844	42,804

	Euro	Sell	12/21/16	1,229,437	1,220,101	(9,336)

	Hong Kong Dollar	Sell	11/16/16	1,001,424	1,001,594	170

	Japanese Yen	Sell	11/16/16	1,328,374	1,318,769	(9,605)

	New Zealand Dollar	Buy	10/19/16	3,067,183	3,003,752	63,431

	New Zealand Dollar	Sell	10/19/16	3,067,183	3,008,682	(58,501)

	Swedish Krona	Sell	12/21/16	2,135,799	2,124,267	(11,532)

Deutsche Bank AG

	Australian Dollar	Buy	10/4/16	1,372,885	1,363,206	9,679

	Australian Dollar	Sell	10/4/16	1,372,885	1,350,361	(22,524)

	Euro	Buy	10/4/16	1,157,162	1,159,818	(2,656)

	Euro	Sell	10/4/16	1,157,162	1,152,630	(4,532)

	Japanese Yen	Buy	10/4/16	1,296,859	1,315,800	(18,941)

	Japanese Yen	Sell	10/4/16	1,296,859	1,303,715	6,856

Goldman Sachs International

	Australian Dollar	Buy	10/19/16	335,430	327,097	8,333

	British Pound	Sell	12/21/16	1,269,163	1,295,046	25,883

	Canadian Dollar	Buy	10/19/16	1,259,506	1,264,099	(4,593)

	Euro	Buy	12/21/16	5,853,280	5,809,345	43,935

	Indian Rupee	Buy	11/16/16	1,305,880	1,305,325	555

	Indonesian Rupiah	Buy	11/16/16	1,306,119	1,294,379	11,740

	Japanese Yen	Sell	11/16/16	1,702,273	1,684,750	(17,523)

	Mexican Peso	Buy	10/19/16	1,251,126	1,316,633	(65,507)

	Mexican Peso	Sell	10/19/16	1,251,126	1,286,816	35,690

	New Zealand Dollar	Buy	10/19/16	3,954,540	3,881,182	73,358

	New Zealand Dollar	Sell	10/19/16	3,954,540	3,891,674	(62,866)

	Russian Ruble	Buy	12/21/16	1,310,424	1,255,618	54,806

	South African Rand	Buy	10/19/16	1,419,221	1,292,662	126,559

	South African Rand	Sell	10/19/16	1,419,221	1,342,734	(76,487)

	Swedish Krona	Sell	12/21/16	1,927,720	1,925,453	(2,267)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/19/16	41,240	36,888	4,352

	Canadian Dollar	Buy	10/19/16	1,297,775	1,306,752	(8,977)

	Canadian Dollar	Sell	10/19/16	1,297,775	1,308,639	10,864

	Euro	Sell	12/21/16	3,194,625	3,170,033	(24,592)

	Hong Kong Dollar	Sell	11/16/16	1,308,654	1,308,876	222

	New Zealand Dollar	Buy	10/19/16	1,288,975	1,288,697	278

	New Zealand Dollar	Sell	10/19/16	1,288,975	1,275,134	(13,841)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	10/19/16	1,950,677	1,909,980	40,697

	British Pound	Sell	12/21/16	1,441,440	1,476,534	35,094

	Canadian Dollar	Buy	10/19/16	2,474,116	2,480,322	(6,206)

54 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $150,974,594) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Euro	Sell	12/21/16	$204,963	$181,450	$(23,513)

	Hong Kong Dollar	Sell	11/16/16	1,337,665	1,337,942	277

	Indian Rupee	Buy	11/16/16	1,309,130	1,298,061	11,069

	Indonesian Rupiah	Sell	11/16/16	19,307	64,855	45,548

	Japanese Yen	Sell	11/16/16	1,426,121	1,416,199	(9,922)

	New Zealand Dollar	Buy	10/19/16	3,484,300	3,420,996	63,304

	Norwegian Krone	Buy	12/21/16	196,850	174,734	22,116

	Russian Ruble	Buy	12/21/16	1,286,166	1,231,693	54,473

	Swedish Krona	Sell	12/21/16	5,055,823	5,050,565	(5,258)

	Swiss Franc	Sell	12/21/16	33,509	33,309	(200)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/19/16	1,503,769	1,468,042	35,727

	Australian Dollar	Sell	10/19/16	1,503,769	1,461,747	(42,022)

	British Pound	Sell	12/21/16	1,030,157	1,054,452	24,295

	Canadian Dollar	Buy	10/19/16	3,940,208	3,949,468	(9,260)

	Canadian Dollar	Sell	10/19/16	3,940,208	3,994,981	54,773

	Euro	Sell	12/21/16	3,168,244	3,142,186	(26,058)

	Japanese Yen	Buy	11/16/16	69,045	63,495	5,550

	New Zealand Dollar	Buy	10/19/16	1,826,454	1,827,899	(1,445)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/19/16	424,412	424,205	207

	Canadian Dollar	Buy	10/19/16	111,985	147,077	(35,092)

	Japanese Yen	Sell	11/16/16	1,281,749	1,273,037	(8,712)

UBS AG

	Australian Dollar	Buy	10/19/16	37,414	8,847	28,567

	British Pound	Sell	12/21/16	1,736,661	1,779,141	42,480

	Canadian Dollar	Buy	10/19/16	1,441,320	1,465,198	(23,878)

	Canadian Dollar	Sell	10/19/16	1,441,320	1,460,959	19,639

	Euro	Sell	12/21/16	1,144,433	1,141,043	(3,390)

	Japanese Yen	Sell	11/16/16	30,017	29,993	(24)

	New Zealand Dollar	Buy	10/19/16	1,365,384	1,335,738	29,646

	New Zealand Dollar	Sell	10/19/16	1,365,384	1,361,963	(3,421)

WestPac Banking Corp.

	Australian Dollar	Buy	10/19/16	1,856,338	1,812,346	43,992

	Canadian Dollar	Buy	10/19/16	1,121,755	1,137,092	(15,337)

	Canadian Dollar	Sell	10/19/16	1,121,755	1,124,235	2,480

	New Zealand Dollar	Buy	10/19/16	674,723	660,051	14,672

	New Zealand Dollar	Sell	10/19/16	674,723	674,508	(215)

Total						$805,393

Master Intermediate Income Trust 55

FUTURES CONTRACTS OUTSTANDING at 9/30/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	29	$4,876,531	Dec-16	$(53,526)

U.S. Treasury Bond Ultra 30 yr (Long)	22	4,045,250	Dec-16	(71,380)

U.S. Treasury Note 5 yr (Long)	3	364,547	Dec-16	1,213

U.S. Treasury Note 10 yr (Short)	67	8,785,375	Dec-16	(18,977)

U.S. Treasury Note Ultra 10 yr (Long)	8	1,153,250	Dec-16	9,093

Total				$(133,577)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $2,542,378)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$3,987,800	$27,396

Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	45,613,200	4,105

2.3975/3 month USD-LIBOR-BBA/Dec-46	Dec-16/2.3975	11,403,300	17,105

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	45,613,200	46,069

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	45,613,200	61,122

1.3875/3 month USD-LIBOR-BBA/Dec-21	Dec-16/1.3875	57,016,500	147,673

(1.385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.385	47,332,600	244,710

JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	45,613,200	3,193

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	45,613,200	51,999

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	20,727,800	89,130

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,568,000	500,349

Total			$1,192,851

WRITTEN OPTIONS OUTSTANDING at 9/30/16 (premiums $251,094)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Oct-16/$100.89	$11,000,000	$18,150

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Oct-16/100.97	4,000,000	8,160

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	Oct-16/103.77	61,000,000	39,650

Total			$65,960

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $104,120,078)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5.50%, 10/1/46	$3,000,000	10/13/16	$3,381,128

Federal National Mortgage Association, 4.50%, 10/1/46	3,000,000	10/13/16	3,285,469

Federal National Mortgage Association, 4.00%, 10/1/46	1,000,000	10/13/16	1,073,906

Federal National Mortgage Association, 3.50%, 10/1/46	49,000,000	10/13/16	51,710,311

Federal National Mortgage Association, 3.00%, 10/1/46	8,000,000	10/13/16	8,316,250

Federal National Mortgage Association, 2.50%, 10/1/46	36,000,000	10/13/16	36,337,500

Total			$104,104,564

56 Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.

MXN	37,435,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(28,616)
				BANXICO

MXN	22,629,000	—	1/2/26	1 month MXN-TIIE-	6.14%	(19,082)
				BANXICO

Total		$—				$(47,698)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$6,561,500 E	$(6,660)	12/21/46	3 month USD-	1.90%	$145,095
			LIBOR-BBA

2,882,000	(38)	9/21/26	3 month USD-	1.525%	17,546
			LIBOR-BBA

52,906,000 E	(135,413)	12/21/21	3 month USD-	1.30%	96,422
			LIBOR-BBA

3,676,000 E	(94,788)	12/21/46	3 month USD-	2.00%	81,238
			LIBOR-BBA

22,282,400	(295)	9/27/26	3 month USD-	1.467%	8,734
			LIBOR-BBA

39,023,700 E	(32,982)	12/21/21	1.25%	3 month USD-	(108,532)
				LIBOR-BBA

2,663,000 E	(30)	9/13/26	1.295%	1 Day Interbank	6,681
				Offered Rate-
				ICE Benchmark
				Administration
				Fixing for
				US Dollar

196,246,900 E	(316,314)	12/21/18	1.015%	3 month USD-	(193,462)
				LIBOR-BBA

29,013,600 E	82,565	12/21/26	1.60%	3 month USD-	(226,372)
				LIBOR-BBA

13,966,000 E	(8,303)	12/21/26	1.55%	3 month USD-	(90,576)
				LIBOR-BBA

2,360,000	(31)	9/26/26	1.486%	3 month USD-	(5,038)
				LIBOR-BBA

2,663,000 E	(19)	9/27/26	1.353%	1 Day Interbank	(155)
				Offered Rate-
				ICE Benchmark
				Administration
				Fixing for
				US Dollar

2,663,000 E	(19)	9/28/26	1.32%	1 Day Interbank	3,978
				Offered Rate-
				ICE Benchmark
				Administration
				Fixing for
				US Dollar

Master Intermediate Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	10,945,000 E	$(8,850)	12/21/21	0.10%	6 month EUR-	$11,301
					EURIBOR-
					REUTERS

CHF	4,086,000 E	(4,817)	12/21/26	6 month CHF-	0.18%	(44,092)
				LIBOR-BBA

CHF	9,218,000 E	6,674	12/21/21	6 month CHF-	0.50%	(32,941)
				LIBOR-BBA

CAD	3,025,000 E	(26)	9/8/26	3 month CAD-BA-	1.58%	497
				CDOR

CAD	3,025,000 E	(26)	9/8/26	3 month CAD-BA-	1.6275%	5,683
				CDOR

EUR	14,179,000 E	10,837	12/21/26	6 month EUR-	0.40%	166,692
				EURIBOR-REUTERS

JPY	511,900,000	(30)	2/19/20	6 month JPY-	1.3975%	267,626
				LIBOR-BBA

SEK	16,071,000 E	(774)	12/21/26	3 month SEK-	0.80%	22,125
				STIBOR-SIDE

AUD	24,000 E	(138)	12/28/21	1.86%	6 month AUD-	(110)
					BBR-BBSW

AUD	2,330,000 E	(13,299)	12/28/26	2.20%	6 month AUD-	(28,332)
					BBR-BBSW

CAD	10,565,000 E	(2,801)	12/21/21	1.05%	3 month CAD-BA-	(34,183)
					CDOR

CAD	7,609,000 E	19,314	12/21/26	1.45%	3 month CAD-BA-	(69,336)
					CDOR

GBP	3,310,000 E	(50)	9/8/26	1.075%	6 month GBP-	(1,585)
					LIBOR-BBA

GBP	12,056,000 E	76,683	12/21/21	0.65%	6 month GBP-	(27,732)
					LIBOR-BBA

GBP	3,156,000 E	19,137	12/21/26	0.90%	6 month GBP-	(19,188)
					LIBOR-BBA

NOK	32,359,000 E	7,236	12/21/26	1.55%	6 month NOK-	(16,366)
					NIBOR-NIBR

NOK	93,323,000 E	4,701	12/21/21	1.25%	6 month NOK-	4,993
					NIBOR-NIBR

NZD	17,488,000 E	73,936	12/21/21	2.30%	3 month NZD-	(28,661)
					BBR-FRA

NZD	3,104,000 E	27,608	12/21/26	2.65%	3 month NZD-	(11,974)
					BBR-FRA

SEK	47,251,000 E	19,883	12/21/21	0.10%	3 month SEK-	(13,573)
					STIBOR-SIDE

Total		$(277,129)				$(113,597)

E Extended effective date.

58 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$341,924	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(2,447)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

128,840	—	1/12/40	4.00% (1 month	Synthetic MBX Index	174
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

317,408	—	1/12/39	6.00% (1 month	Synthetic TRS Index	42
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

306,426	—	1/12/40	4.00% (1 month	Synthetic MBX Index	413
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36,080	—	1/12/38	6.50% (1 month	Synthetic TRS Index	36
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

159,836	—	1/12/41	5.00% (1 month	Synthetic MBX Index	348
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

764,632	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,030
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

602,456	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(70)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

356,067	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(124)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

459,094	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,184)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

276,524	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,316)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

350,526	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,668)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

540,599	—	1/12/38	6.50% (1 month	Synthetic TRS Index	545
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

77,546	—	1/12/38	6.50% (1 month	Synthetic TRS Index	78
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,316,245	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	6,264
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,108,068	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	8,103
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$2,221,056	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$16,243
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	188,178	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	1,426
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,432,847	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,409)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,661,357	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,135
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	9,723,332	—	1/12/41	5.00% (1 month	Synthetic MBX Index	25,716
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	5,843,348	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,723)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	2,881,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(6,926)
					HICP excluding
					tobacco

EUR	1,441,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(2,234)
					HICP excluding
					tobacco

EUR	2,049,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(2,026)
					HICP excluding
					tobacco

Citibank, N.A.

	$604,132	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,598
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,294,752	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,424
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	120,930	—	1/12/41	5.00% (1 month	Synthetic MBX Index	320
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International

	517,901	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,370
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	395,392	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(117)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	772,503	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(3,675)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

60 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$820,873	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$3,906
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

909,952	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	4,330
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

803,820	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(3,824)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

300,753	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,199)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

252,046	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(2,028)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

664,396	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(5,033)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

222,235	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,684)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

406,373	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(3,078)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,984,964	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(23,219)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

771,534	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(6,002)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

767,218	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(6,886)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,453,398	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	10,629
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

395,392	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(117)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

438,132	—	1/12/39	6.00% (1 month	Synthetic TRS Index	57
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

178,371	—	1/12/38	6.50% (1 month	Synthetic TRS Index	180
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$848,775	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(6,075)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

848,775	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(6,075)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

271,684	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(80)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

102,061	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

777,195	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,265)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

23,641	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

201,529	—	1/12/39	6.00% (1 month	Synthetic TRS Index	26
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

541,359	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(3,281)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

211,848	—	1/12/39	6.00% (1 month	Synthetic TRS Index	28
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

423,696	—	1/12/39	6.00% (1 month	Synthetic TRS Index	55
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

13,394	—	1/12/38	6.50% (1 month	Synthetic TRS Index	14
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

63,103	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(461)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

191,765	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(57)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

372,163	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(110)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

230,069	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(68)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

17,694	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

62 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$47,150	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(14)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,980,232	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(14,174)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,724,978	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(12,347)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	405,539	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,966)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,307,959	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	6,224
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,800,231	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(14,481)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,422,507	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(11,443)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	658,082	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(5,294)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	765,660	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(5,956)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	828,331	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	6,275
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	4,050,229	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(31,505)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,266,585	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	7,750
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

	3,772,293	2,946	1/12/41	(4.00%) 1 month	Synthetic TRS Index	30,534
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

EUR	10,371,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(63,950)
					HICP excluding
					tobacco

EUR	3,424,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(21,116)
					HICP excluding
					tobacco

EUR	2,881,000	—	8/31/17	(0.27%)	Eurostat Eurozone	5,748
					HICP excluding
					tobacco

Master Intermediate Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

EUR	2,881,000	$—	9/1/17	(0.37%)	Eurostat Eurozone	$1,392
					HICP excluding
					tobacco

EUR	2,882,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	(23,741)
					HICP excluding
					tobacco

EUR	1,717,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(1,109)
					HICP excluding
					tobacco

JPMorgan Chase Bank, N.A.

	$2,603,149	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,037)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,488,713	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,887)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,280,396	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,677)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,413,163	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,334)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,307,959	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	6,224
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	1,441,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(17,827)
					HICP excluding
					tobacco

EUR	1,441,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(16,336)
					HICP excluding
					tobacco

EUR	1,837,000	—	1/27/21	(0.755%)	Eurostat Eurozone	(1,727)
					HICP excluding
					tobacco

EUR	1,511,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(976)
					HICP excluding
					tobacco

JPMorgan Securities LLC

	$1,859,049	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(14,463)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	276,495	(518)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	1,576
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

Total		$2,428				$(263,640)

64 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$4,375	$64,000	5/11/63	300 bp	$(1,341)

CMBX NA BBB– Index	BBB–/P	8,497	141,000	5/11/63	300 bp	(4,094)

CMBX NA BBB– Index	BBB–/P	17,409	282,000	5/11/63	300 bp	(7,774)

CMBX NA BBB– Index	BBB–/P	16,587	291,000	5/11/63	300 bp	(9,399)

Credit Suisse International

CMBX NA BB Index	—	(72,135)	514,000	1/17/47	(500 bp)	14,457

CMBX NA BB Index	—	(47,639)	2,699,000	5/11/63	(500 bp)	425,135

CMBX NA BB Index	—	(88,569)	541,000	1/17/47	(500 bp)	2,646

CMBX NA BB Index	—	(1,359)	140,000	1/17/47	(500 bp)	22,226

CMBX NA BBB– Index	BBB–/P	3,573	73,000	5/11/63	300 bp	(2,946)

CMBX NA BBB– Index	BBB–/P	73,145	1,491,000	5/11/63	300 bp	(60,002)

CMBX NA BBB– Index	BBB–/P	68,630	1,045,000	1/17/47	300 bp	(18,105)

CMBX NA BBB– Index	BBB–/P	1,407,634	19,044,000	1/17/47	300 bp	(173,017)

Goldman Sachs International

CMBX NA BB Index	—	(125,419)	1,226,000	5/11/63	(500 bp)	89,336

CMBX NA BB Index	—	(32,233)	213,000	1/17/47	(500 bp)	3,651

CMBX NA BBB– Index	BBB–/P	13,442	271,000	5/11/63	300 bp	(10,758)

CMBX NA BBB– Index	BBB–/P	13,211	271,000	5/11/63	300 bp	(10,989)

CMBX NA BBB– Index	BBB–/P	14,449	277,000	5/11/63	300 bp	(10,288)

CMBX NA BBB– Index	BBB–/P	37,011	765,000	5/11/63	300 bp	(31,303)

CMBX NA BBB– Index	BBB–/P	32,843	417,000	1/17/47	300 bp	(1,768)

CMBX NA BBB– Index	BBB–/P	51,111	600,000	1/17/47	300 bp	1,211

CMBX NA BBB– Index	BBB–/P	90,359	1,040,000	1/17/47	300 bp	3,866

CMBX NA BBB– Index	BBB–/P	80,992	1,162,000	1/17/47	300 bp	(15,454)

CMBX NA BBB– Index	BBB–/P	241,997	3,274,000	1/17/47	300 bp	(29,745)

JPMorgan Securities LLC

CMBX NA BBB– Index	BBB–/P	56,090	1,014,000	5/11/63	300 bp	(34,460)

CMBX NA BBB– Index	BBB–/P	1,268	50,000	1/17/47	300 bp	(2,882)

CMBX NA BBB– Index	BBB–/P	8,386	159,000	1/17/47	300 bp	(4,811)

CMBX NA BBB– Index	BBB–/P	11,619	210,000	1/17/47	300 bp	(5,811)

CMBX NA BBB– Index	BBB–/P	11,137	426,000	1/17/47	300 bp	(24,221)

Total		$1,896,411				$103,360

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Master Intermediate Income Trust 65

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$10,017

Energy	109,768	—	46,152

Total common stocks	109,768	—	56,169

Convertible bonds and notes	$—	$166,041	$—

Corporate bonds and notes	—	88,861,113	6

Foreign government and agency bonds and notes	—	23,195,280	—

Mortgage-backed securities	—	130,319,470	1,990,930

Purchased options outstanding	—	193,520	—

Purchased swap options outstanding	—	570,565	—

Senior loans	—	4,618,024	—

U.S. government and agency mortgage obligations	—	190,759,482	—

Warrants	7,033	—	404

Short-term investments	9,615,363	6,841,511	—

Totals by level	$9,732,164	$445,525,006	$2,047,509

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$805,393	$—

Futures contracts	(133,577)	—	—

Written options outstanding	—	(65,960)	—

Written swap options outstanding	—	(1,192,851)	—

TBA sale commitments	—	(104,104,564)	—

Interest rate swap contracts	—	115,834	—

Total return swap contracts	—	(266,068)	—

Credit default contracts	—	(1,793,051)	—

Totals by level	$(133,577)	$(106,501,267)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

66 Master Intermediate Income Trust

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	9/30/16

Common stocks*:

Consumer cyclicals	$10,017	$—	$—	$—	$—	$—	$—	$—	$10,017

Energy	798	—	—	31,799	46,148	(32,593)	—	—	46,152

Total common
stocks	$10,815	$—	$—	$31,799	$46,148	$(32,593)	$—	$—	$56,169

Corporate bonds
and notes	$6	$—	$—	$(2)	$2	$—	$—	$—	$6

Mortgage-backed
securities	$4,913,176	(442,555)	(45,906)	(91,873)	1,735,642	(855,000)	270,760	(3,493,314)	$1,990,930

Warrants	$—	—	—	(284)	688	—	—	—	$404

Totals	$4,923,997	$(442,555)	$(45,906)	$(60,360)	$1,782,480	$(887,593)	$270,760	$(3,493,314)	$2,047,509

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value. Transfers in include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $4,443 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 67

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $455,564,360)	$447,849,316
Affiliated issuers (identified cost $9,455,363) (Notes 1 and 5)	9,455,363

Cash	2,410,571

Dividends, interest and other receivables	3,520,063

Receivable for investments sold	1,724,103

Receivable for sales of delayed delivery securities (Note 1)	41,678,897

Receivable for variation margin (Note 1)	1,844,027

Unrealized appreciation on forward currency contracts (Note 1)	1,656,873

Unrealized appreciation on OTC swap contracts (Note 1)	718,744

Premium paid on OTC swap contracts (Note 1)	367,872

Total assets	511,225,829

LIABILITIES

Payable to custodian	80

Payable for investments purchased	5,910,613

Payable for purchases of delayed delivery securities (Note 1)	128,179,791

Payable for compensation of Manager (Note 2)	501,657

Payable for custodian fees (Note 2)	53,864

Payable for investor servicing fees (Note 2)	21,841

Payable for Trustee compensation and expenses (Note 2)	165,565

Payable for administrative services (Note 2)	1,005

Payable for variation margin (Note 1)	1,894,785

Distributions payable to shareholders	1,413,002

Unrealized depreciation on OTC swap contracts (Note 1)	926,722

Premium received on OTC swap contracts (Note 1)	2,266,711

Unrealized depreciation on forward currency contracts (Note 1)	851,480

Written options outstanding, at value (premiums $2,793,472) (Notes 1 and 3)	1,258,811

TBA sale commitments, at value (proceeds receivable $104,120,078) (Note 1)	104,104,564

Collateral on certain derivative contracts, at value (Note 1)	232,316

Other accrued expenses	209,004

Total liabilities	247,991,811

Net assets	$263,234,018

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$422,063,608
Undistributed net investment income (Note 1)	2,511,918

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(155,523,561)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,817,947)

Total — Representing net assets applicable to capital shares outstanding	$263,234,018

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($263,234,018 divided by 54,159,566 shares)	$4.86

The accompanying notes are an integral part of these financial statements.

68 Master Intermediate Income Trust

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Interest (net of foreign tax of $1,232 ) (including interest income of $35,191 from investments
in affiliated issuers) (Note 5)	$17,979,136

Dividends	8,769

Total investment income	17,987,905

EXPENSES

Compensation of Manager (Note 2)	1,978,758

Investor servicing fees (Note 2)	131,889

Custodian fees (Note 2)	113,027

Trustee compensation and expenses (Note 2)	21,777

Administrative services (Note 2)	7,587

Auditing and tax fees	158,233

Other	226,273

Total expenses	2,637,544

Expense reduction (Note 2)	(123)

Net expenses	2,637,421

Net investment income	15,350,484

Net realized loss on investments (Notes 1 and 3)	(16,396,962)

Net realized loss on swap contracts (Note 1)	(10,710,784)

Net realized gain on futures contracts (Note 1)	769,736

Net realized loss on foreign currency transactions (Note 1)	(1,494,284)

Net realized gain on written options (Notes 1 and 3)	9,174,945

Net increase from payments by affiliates (Note 2)	648

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	623,524

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	9,742,361

Net loss on investments	(8,290,816)

Net increase in net assets resulting from operations	$7,059,668

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 69

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations

Net investment income	$15,350,484	$13,963,916

Net realized loss on investments and foreign currency transactions	(18,656,701)	(981,145)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	10,365,885	(31,837,591)

Net increase (decrease) in net assets resulting from operations	7,059,668	(18,854,820)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(16,980,534)	(17,712,527)

Decrease from shares repurchased (Note 4)	(4,916,584)	(11,928,004)

Total decrease in net assets	(14,837,450)	(48,495,351)

NET ASSETS

Beginning of year	278,071,468	326,566,819

End of year (including undistributed net investment income	$263,234,018	$278,071,468
of $2,511,918 and $9,769,772, respectively)

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	55,281,859	57,773,719

Shares repurchased (Note 4)	(1,122,293)	(2,491,860)

Shares outstanding at end of year	54,159,566	55,281,859

The accompanying notes are an integral part of these financial statements.

70 Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Year ended	9/30/16	9/30/15	9/30/14	9/30/13	9/30/12

Net asset value, beginning of period	$5.03	$5.65	$5.50	$5.42	$5.34

Investment operations:

Net investment income[a]	.28	.25	.29	.30	.27

Net realized and unrealized
gain (loss) on investments	(.15)	(.58)	.12	.06	.15

Total from investment operations	.13	(.33)	.41	.36	.42

Less distributions:

From net investment income	(.31)	(.31)	(.31)	(.31)	(.09)

From return of capital	—	—	—	—	(.25)

Total distributions	(.31)	(.31)	(.31)	(.31)	(.34)

Increase from shares repurchased	.01	.02	.05	.03	—

Net asset value, end of period	$4.86	$5.03	$5.65	$5.50	$5.42

Market value, end of period	$4.42	$4.51	$5.03	$4.88	$5.18

Total return at market value (%)[b]	5.08	(4.37)	9.56	0.15	9.56

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$263,234	$278,071	$326,567	$345,144	$356,296

Ratio of expenses to average
net assets (%)[c]	1.00	.96	.99	.94	.96

Ratio of net investment income
to average net assets (%)	5.82	4.58	5.21	5.31	4.94

Portfolio turnover (%)[e]	823[d]	724[d]	389[d]	244[e]	157[e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	642%

September 30, 2012	472

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 71

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

72 Master Intermediate Income Trust

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

Master Intermediate Income Trust 73

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

74 Master Intermediate Income Trust

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

Master Intermediate Income Trust 75

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities

76 Master Intermediate Income Trust

that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $41,109 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,255,133 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,465,407 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $147,245,538 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$40,338,097	$32,717,568	$73,055,665	*

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result

Master Intermediate Income Trust 77

of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from dividends payable, from defaulted bond interest, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,627,804 to decrease undistributed net investment income, $11,573,383 to decrease paid-in capital and $17,201,187 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,164,971

Unrealized depreciation	(17,337,590)

Net unrealized depreciation	(16,172,619)

Undistributed ordinary income	5,591,157

Capital loss carryforward	(147,245,538)

Cost for federal income tax purposes	$473,330,495

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average
	net assets,		net assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $5 billion of average	0.450%	of the next $5 billion of average
	net assets,		net assets,

0.525%	of the next $5 billion of average	0.440%	of the next $5 billion of average
	net assets,		net assets,

0.505%	of the next $5 billion of average	0.430%	of the next $8.5 billion of average
	net assets,		net assets and

0.490%	of the next $5 billion of average	0.420%	of any excess thereafter.
	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.750% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $648 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

78 Master Intermediate Income Trust

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $123 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $191, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$2,817,434,716	$2,850,602,618

U.S. government securities (Long-term)	—	—

Total	$2,817,434,716	$2,850,602,618

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Master Intermediate Income Trust 79

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$888,145,450	$4,618,285	$120,000,000	$803,125

Options opened	2,112,713,300	12,119,175	948,000,000	3,809,141

Options exercised	(217,296,400)	(2,166,414)	—	—

Options expired	(1,277,077,950)	(3,680,262)	(90,000,000)	(371,875)

Options closed	(1,131,382,400)	(8,348,406)	(902,000,000)	(3,989,297)

Written options outstanding at the
end of the reporting period	$375,102,000	$2,542,378	$76,000,000	$251,094

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,122,293 common shares for an aggregate purchase price of $4,916,584, which reflects a weighted-average discount from net asset value per share of 9.25%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,279 shares of the fund(0.002% of the fund’s shares outstanding), valued at $6,216 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Money Market
Liquidity Fund*	$—	$1,017,662	$1,017,662	$19	$—

Putnam Short Term
Investment Fund*	1,182,949	101,812,545	93,540,131	35,172	9,455,363

Totals	$1,182,949	$102,830,207	$94,557,793	$35,191	$9,455,363

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

80 Master Intermediate Income Trust

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$82,800,000

Purchased currency options (contract amount)	$3,500,000

Purchased swap option contracts (contract amount)	$364,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$149,100,000

Written swap option contracts (contract amount) (Note 3)	$510,800,000

Futures contracts (number of contracts)	200

Forward currency contracts (contract amount)	$244,800,000

OTC interest rate swap contracts (notional)	$16,800,000

Centrally cleared interest rate swap contracts (notional)	$1,104,400,000

OTC total return swap contracts (notional)	$124,200,000

OTC credit default contracts (notional)	$37,800,000

Warrants (number of warrants)	700

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$924,805	depreciation	$2,717,856

Foreign exchange
contracts	Receivables	1,656,873	Payables	851,480

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	7,437	depreciation	—

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,121,081*	depreciation	2,899,618*

Total		$4,710,196		$6,468,954

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Master Intermediate Income Trust 81

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(484,218)	$(484,218)

Foreign exchange contracts	(96,784)	—	(1,457,806)	—	(1,554,590)

Interest rate contracts	(1,809,558)	769,736	—	(10,226,566)	(11,266,387)

Total	$(1,906,342)	$769,736	$(1,457,806)	$(10,710,784)	$(13,305,195)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$691,803	$691,803

Foreign exchange
contracts	—	—	—	622,240	—	622,240

Equity contracts	6,749	—	—	—	—	6,749

Interest
rate contracts	—	844,923	(40,350)	—	3,885,634	4,690,207

Total	$6,749	$844,923	$(40,350)	$622,240	$4,577,437	$6,010,999

82 Master Intermediate Income Trust

This page left blank intentionally.

Master Intermediate Income Trust 83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES

	OTC
	interest	Centrally	OTC							OTC	Centrally	OTC							Total
	rate	cleared	Total	OTC						interest	cleared	Total	OTC						Financial	Total
	swap	interest	return	Credit	Futures	Forward	Purchased			rate	interest	return	Credit		Forward	Written			and	collateral
	con-	rate swap	swap	default	con-	currency	swap	Purchased	Total	swap	rate swap	swap	default	Futures	currency	swap	Written	Total	Derivative	received	Net
	tracts*#	contracts§	contracts*#	contracts*#	tracts§	contracts#	options#	options**#	Assets	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options#	options**#	Liabilities	Net Assets	(pledged)†##	amount

Bank of
America N.A.	$—	$—	$—	$—	$—	$203,079	$—	$—	$203,079	$—	$—	$—	$69,476	$—	$93,843	$—	$—	$163,319	$39,760	$39,760	$—

Barclays
Bank PLC	—	—	64,553	—	—	93,481	—	—	$158,034	—	—	25,127	—	—	74,877	—	—	$100,004	$58,030	$—	$58,030

Barclays Capital
Inc. (clearing	—	1,844,027	—	—	—	—	—	—	$1,844,027	—	1,826,887	—	—	—	—	—	—	$1,826,887	$17,140	$—	$17,140
broker)

Citibank, N.A.	—	—	5,342	—	—	233,607	—	—	$238,949	—	—	—	—	—	54,527	—	—	$54,527	$184,422	$160,000	$24,422

Credit Suisse
International	—	—	20,235	674,166	—	138,990	7,178	—	$840,569	—	—	57,745	1,807,052	—	88,974	27,396	—	$1,981,167	$(1,140,598)	$(1,140,598)	$—

Deutsche
Bank AG	—	—	—	—	—	16,535	—	—	$16,535	—	—	117	—	—	48,653	—	—	$48,770	$(32,235)	$(9,998)	$(22,237)

Goldman Sachs
International	—	—	55,340	250,639	—	380,859	482,134	—	$1,168,972	—	—	228,603	680,643	—	229,243	520,784	—	$1,659,273	$(490,301)	$(490,301)	$—

HSBC Bank USA,
National	—	—	—	—	—	15,716	—	—	$15,716	—	—	—	—	—	47,410	—	—	$47,410	$(31,694)	$—	$(31,694)
Association

JPMorgan Chase
Bank N.A.	—	—	6,224	—	—	272,578	81,253	193,520	$553,575	47,698	—	93,801	—	—	45,099	644,671	65,960	$897,229	$(343,654)	$(343,654)	$—

JPMorgan
Securities LLC	—	—	2,094	—	—	—	—	—	$2,094	—	—	14,463	160,685	—	—	—	—	$175,148	$(173,054)	$(119,976)	$(53,078)

Merrill Lynch,
Pierce, Fenner &	—	—	—	—	—	—	—	—	$—	—	—	—	—	67,898	—	—	—	$67,898	$(67,898)	$—	$(67,898)
Smith, Inc.

Royal Bank
of Scotland	—	—	—	—	—	120,345	—	—	$120,345	—	—	—	—	—	78,785	—	—	$78,785	$41,560	$41,109	$451
PLC (The)

State Street Bank
and Trust Co.	—	—	—	—	—	207	—	—	$207	—	—	—	—	—	43,804	—	—	$43,804	$(43,597)	$(43,597)	$—

UBS AG	—	—	—	—	—	120,332	—	—	$120,332	—	—	—	—	—	30,713	—	—	$30,713	$89,619	$—	$89,619

WestPac
Banking Corp.	—	—	—	—	—	61,144	—	—	$61,144	—	—	—	—	—	15,552	—	—	$15,552	$45,592	$—	$45,592

Total	—	1,844,027	153,788	924,805	—	1,656,873	570,565	193,520	$5,343,578	47,698	1,826,887	419,856	2,717,856	67,898	851,480	1,192,851	65,960	$7,190,486	$(1,846,908)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84 Master Intermediate Income Trust	Master Intermediate Income Trust 85

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

86 Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

April 29, 2016 annual meeting

At the meeting, a proposal to fix the number of Trustees at 13 was approved as follows:

Votes for	Votes against	Abstentions

44,240,040	4,169,616	729,374

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	44,600,388	4,538,649

Ravi Akhoury	44,520,083	4,618,954

Barbara M. Baumann	44,687,320	4,451,717

Jameson A. Baxter	47,663,563	1,475,474

Robert J. Darretta	44,574,768	4,564,269

Katinka Domotorffy	44,616,168	4,522,869

John A. Hill	47,662,099	1,476,938

Paul L. Joskow	47,635,152	1,503,885

Kenneth R. Leibler	44,615,612	4,523,426

Robert E. Patterson	47,645,015	1,494,022

George Putnam, III	47,670,572	1,468,466

Robert L. Reynolds	44,639,634	4,499,403

W. Thomas Stephens	44,577,180	4,561,857

A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes for	Votes against	Abstentions

4,987,146	26,424,766	947,972

All tabulations are rounded to the nearest whole number.

Master Intermediate Income Trust 87

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.
Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.
Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.
Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.
Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.
Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

88 Master Intermediate Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust 89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Accounting Officer,
and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments,	Vice President
Putnam Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations, Putnam Investments and
James F. Clark (Born 1974)	Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

90 Master Intermediate Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Master Intermediate Income Trust 91

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to stocks,
Absolute Return 300 Fund®	bonds, and money market investments to
Absolute Return 500 Fund®	generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You can lose money by investing in a fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

** You could lose money by investing in the Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92 Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered Public
Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN713 303069 11/16

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$147,248	$ —	$7,000	$ —
September 30, 2015	$142,500	$ —	$6,750	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$ —	$ —	$ —

September 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Robert J. Darretta (Chairperson)

Ravi Akhoury

Robert E. Patterson

John A. Hill

Barbara M. Baumann

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 29, 2016

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994 — Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 — Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Michael Salm	2011	Putnam Management 1997 — Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 — Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	18*	$6,586,300,000	18	$3,166,400,000	15**	$9,592,500,000
Michael Salm	27*	$15,437,800,000	31	$7,890,200,000	21**	$5,366,200,000
Michael Atkin	7	$4,177,200,000	7	$2,000,500,000	9**	$2,470,900,000
Paul Scanlon	28*	$11,218,800,000	37	$9,101,400,000	26	$15,296,000,000

*	4 accounts, with total assets of $1,275,600,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $491,000,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	$1,000,001 and over

Atkin, Michael J.	2016	*
	2015	*
Kohli, D. William	2016	*
	2015	*
Salm, Michael V.	2016	*
	2015	*
Scanlon , Paul D.	2016	*
	2015	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 7, 2015	—	—	—	3,285,512
October 8 — October 31, 2015	108,334	$4.65	108,334	5,419,852
November 1 — November 30, 2015	217,449	$4.63	217,449	5,202,403
December 1 — December 31, 2015	150,598	$4.47	150,598	5,051,805
January 1 — January 31, 2016	218,256	$4.35	218,256	4,833,549
February 1 — February 28, 2016	427,656	$4.17	427,656	4,405,893
March 1 — March 31, 2016	—	—	—	4,405,893
April 1 — April 30, 2016	—	—	—	4,405,893
May 1 — May 31, 2016	—	—	—	4,405,893
June 1 — June 30, 2016	—	—	—	4,405,893
July 1 — July 31, 2016	—	—	—	4,405,893
August 1 — August 31, 2016	—	—	—	4,405,893
September 1 — September 30, 2016	—	—	—	4,405,893

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 5,528,186 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 5,415,957 of its shares.

**	Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

In September 2016, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016